UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Baudax bio, INC.

(Name of Registrant as Specified In Its Charter)

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490 Lapp Road
Malvern, PA 19355
2022 ANNUAL MEETING OF SHAREHOLDERS
To be Held on May 4, 2022

March 31, 2022

Dear Shareholder:

We are pleased to invite you to attend Baudax Bio, Inc.’s, or Baudax Bio’s, or the Company’s, 2022 Annual Meeting of Shareholders, or Annual Meeting, which will be held at 9:00 a.m., Eastern Time, on Wednesday, May 4, 2022. We have decided to hold the Annual Meeting virtually this year. We believe that hosting the Annual Meeting virtually enables greater shareholder attendance and participation and improves our ability to communicate effectively with our shareholders. The Annual Meeting can be accessed via the Internet at: www.virtualshareholdermeeting.com/BXRX2022.

Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2022 Annual Meeting of Shareholders, or Notice, and 2022 Annual Meeting Proxy Statement, or Proxy Statement. Other than the proposals described in the Proxy Statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

If you have any questions with respect to voting, please call our President and Chief Executive Officer, Gerri Henwood, at (484) 395-2470.

Sincerely,

Alfred Altomari	Gerri Henwood
Chairman of the Board	Director, President and Chief Executive Officer

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MADE AVAILABLE ON OR ABOUT MARCH 31, 2022.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholders:

You are invited to attend Baudax Bio’s Annual Meeting. At the Annual Meeting, shareholders will vote:

•	to elect the two director nominees that are set forth in the attached Proxy Statement to serve as Class III directors, whose term will expire in 2025; and
•	to ratify the selection of KPMG LLP, or KPMG, as our independent registered public accounting firm for the 2022 fiscal year.

Shareholders also will transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

MEETING INFORMATION

Date:	May 4, 2022
Time:	9:00 a.m. Eastern Time
Location:	Via the Internet www.virtualshareholdermeeting.com/BXRX2022
Record Date:	You can vote if you were a shareholder of record on March 29, 2022.

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

Jillian Dilmore Corporate Controller & Corporate Secretary March 31, 2022

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. This Proxy Statement and the proxy card are being mailed to our shareholders on or about March 31, 2022. This Proxy Statement and our 2021 Annual Report are available to holders of our common stock at www.proxyvote.com. If you would like to receive, without charge, a paper copy of our 2021 Annual Report, including the financial statements, please send your request to President and Chief Executive Officer, Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355.

SUMMARY INFORMATION

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2021 Annual Report in full.

Summary of Shareholder Voting Matters

Proposal		For More Information	Board of Directors Recommendation
Proposal 1: Election of Class III Directors for a Three-Year Term Expiring in 2025		Page 37	✓ FOR Each Nominee
Arnold Baskies, M.D.	Winston Churchill
Proposal 2: Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2022		Page 37	✓ FOR

Our Director Nominees

You are being asked to vote on the election of Arnold Baskies, M.D. and Winston Churchill as Class III directors, each to serve for a three-year term expiring at our 2025 Annual Meeting of Shareholders. The number of members of our Board is currently set at seven members and is divided into three classes, each of which has a three-year term. Class I consists of two directors, Class II consists of three directors, and Class III consists of two directors. Alfred Altomari, the Chairman of our Board and a Class I director, has informed us that he will be resigning from our Board, effective immediately following the Annual Meeting. As a result, we intend to reduce the size of our Board from seven to six, effective immediately following the Annual Meeting. Our Board intends to appoint a new Chairman of the Board prior to the effectiveness of Mr. Altomari’s resignation.

The term of office of our Class III directors expires at the Annual Meeting. We are nominating Arnold Baskies, M.D. and Winston Churchill for re-election at the Annual Meeting to serve until the 2025 Annual Meeting of Shareholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our shareholders at the Annual Meeting. The two nominees receiving the most FOR votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Dr. Baskies and Mr. Churchill. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

				Committee Memberships
Name	Age	Director Since	Occupation	Independent	AC	CC	NCGC	Other Current Public Company Boards
Arnold Baskies, M.D.	72	2020	Retired	Yes		M	M	Anixa Biosciences, Inc.
Winston Churchill	81	2019	Retired	Yes	M	M	M	Amkor Technology, Inc.; Societal CDMO, Inc.; Innovative Solutions and Support, Inc.

AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee		M = Member

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SUMMARY INFORMATION

CORPORATE GOVERNANCE SUMMARY FACTS

The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Items
Size of Board (set by the Board)	7 (to be reduced to 6, effective immediately following the Annual Meeting)
Number of Independent Directors	6 (to be reduced to 5, effective immediately following the Annual Meeting)
Independent Chairman of the Board	Yes
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board background, experience and skills	Yes

Recent Corporate Highlights

•

In November 2021, we announced completion of a dose-escalation study of BX1000, one of our neuromuscular blocking agents, or NMBs, in healthy volunteers, which was generally well-tolerated and achieved rapid muscle paralysis.

•	In December 2021, we completed an offering of common stock, convertible preferred stock and warrants for approximately $4.8 million in gross proceeds.
•	In February 2022, we completed a public offering of common stock, pre-funded warrants and warrants for approximately $10.0 million in gross proceeds.

•

In March 2022, we announced that we received written notice from the Nasdaq Stock Market LLC, or Nasdaq, that the Company regained compliance with Listing Rule 5550(a)(2), which requires listed companies to maintain a minimum bid price of $1.00.

Reverse Stock Split

•

On February 15, 2022, we filed Articles of Amendment to our Articles of Incorporation, as amended, with the Secretary of State of the Commonwealth of Pennsylvania, to effect a reverse stock split of our common stock at a rate of 1-for-35, which became effective as of February 16, 2022. The reverse stock split did not have any impact on the number of authorized shares of common stock. Unless otherwise noted, the information in this Proxy Statement reflects the reverse stock split of our outstanding common stock at a 1-for-35 ratio, effective as of February 16, 2022.

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PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being mailed to shareholders of Baudax Bio in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Wednesday, May 4, 2022, at 9:00 a.m., Eastern Time via the Internet at www.virtualshareholdermeeting.com/BXRX2022.

This Proxy Statement and the enclosed proxy card are first being mailed to our shareholders on or about March 31, 2022.

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GENERAL INFORMATION ABOUT THE MEETING

PROXY SOLICITATION

Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

This Proxy Statement and the proxy card are being mailed to our shareholders on or about March 31, 2022. This Proxy Statement and our 2021 Annual Report are available to holders of our common stock at www.proxyvote.com. If you would like to receive, without charge, a paper copy of our 2021 Annual Report, including the financial statements, please send your request to President and Chief Executive Officer, Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355.

SHAREHOLDERS ENTITLED TO VOTE

All shareholders of record of our common stock at the close of business on March 29, 2022, or the Record Date, are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of that date, 6,412,979 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

VOTING METHODS

You may vote at the Annual Meeting by delivering a proxy card in person or you may cast your vote in any of the following ways:

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.proxyvote.com.	Calling toll-free from the United States, U.S. territories and Canada to 1-800-690-6903.	You can vote at the meeting at www.virtualshareholder meeting.com/BXRX2022

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

•

Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on May 3, 2022.

•	Sign a new proxy card and submit it by mail, which must be received no later than May 3, 2022. Only your latest dated proxy card will be counted.
•	Virtually attend the Annual Meeting at www.virtualshareholdermeeting.com/BXRX2022. Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy.
•	Give our Corporate Secretary written notice before or at the meeting that you want to revoke your proxy.

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GENERAL INFORMATION ABOUT THE MEETING

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting. The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m. Eastern Time on May 3, 2022. If you are a registered shareholder and virtually attend the Annual Meeting, you may vote online during the Annual Meeting.

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Proposal 1: Election of Class III Directors for a Three-Year Term Expiring in 2025	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Proposal 2: Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2022	Majority of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes

QUORUM

We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting either attending the meeting virtually or represented by proxy of the holders of a majority of the votes shareholders are entitled to cast at the Annual Meeting. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered shareholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares virtually attending the Annual Meeting or represented by proxy or the chairman of the meeting may adjourn the Annual Meeting to another date.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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BOARD OF DIRECTORS

Our Board has nominated Arnold Baskies, M.D. and Winston Churchill for re-election as Class III directors at our Annual Meeting to hold office until our 2025 Annual Meeting of Shareholders.

Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the shareholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of the Company. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Arnold Baskies, M.D. and Winston Churchill have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at the 2025 Annual Meeting of Shareholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee, or the Governance Committee, of our Board will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

BOARD STRUCTURE AND COMPOSITION

The Governance Committee of our Board is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. This committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.

Our Amended and Restated Bylaws, or Bylaws, provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at seven members. Our Board is divided into three classes with staggered three-year terms. Alfred Altomari has informed us that he will be resigning from our Board, effective immediately following the Annual Meeting. As a result, we intend to reduce the size of our Board from seven to six, effective immediately following the Annual Meeting. The Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.

BOARD DIVERSITY

Board diversity and inclusion is critical our success. While we do not have a formal policy on Board diversity, the Board is committed to maintaining a Board that consists of the optimal mix of skills, expertise, and diversity capable of effectively overseeing the execution of our business and meeting the Company’s evolving needs, with diversity reflecting gender, age, race, ethnicity, background, professional experience and perspectives. The Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.

As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. The recently adopted listing requirements of the Nasdaq Stock Market LLC, or Nasdaq, require each listed company to have, or explain why it does not have, two diverse directors on the board, including at least one diverse director who self-identifies as female and at least one diverse director who self-identifies as an underrepresented minority or LGBTQ+, or for smaller reporting companies, two female directors. Companies listed on Nasdaq must have at least one diverse director by 2023 and two diverse directors by 2026. As of March 31, 2022, our Board has one diverse director, and we intend to be fully compliant with Nasdaq’s diversity requirement by 2026. The matrix below provides certain highlights of the composition of our Board members based on self-identification. Each of the categories listed in the matrix below has the meaning as it is used in Nasdaq Listing Rule 5605(f).

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BOARD OF DIRECTORS

Board Diversity Matrix (as of March 31, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	6
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

CRITERIA FOR BOARD MEMBERSHIP

The Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:

General Criteria
✓	Ability to contribute to the Board’s range of talent, skill and experience to provide sound and prudent guidance with respect to the Company’s strategy and operations, including, but not limited to:
Ø	Experience at senior levels in public companies,
Ø	Technology and financial expertise, and
Ø

Experience in leadership roles in the life sciences, healthcare or public health fields, including experience in the areas of development and commercialization of drug products, particularly in the therapeutic areas served by our products and product candidates;

✓	Personal integrity and ethical character, commitment and independence of thought and judgment;
✓	Capability to fairly and equally represent our shareholders;
✓

Confidence and willingness to express ideas and engage in constructive discussion with other Board members and management, to actively participate in the Board’s decision-making process and make difficult decisions in the best interest of the Company;

✓	Willingness and ability to devote sufficient time, energy and attention to the affairs of the Company and the Board; and
✓	Lack of actual and potential conflicts of interest.

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BOARD OF DIRECTORS

The Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, including, among others, the combined mix of experience in the following areas:

Director Skills and Experience
Business Leadership & Operations	Pharmaceutical Marketing & Sales	Government, Regulatory & Public Policy
Medicine & Science	Finance & Accounting	Technology
Life Sciences, Healthcare & Public Health	International Business	Risk Management
Pharmaceutical Product Reimbursement	Academia

SELECTION OF CANDIDATES

Director Skill Set Considerations; Use of Matrix

In recruiting and selecting Board candidates, the Governance Committee takes into account the size of the Board and considers a skills matrix. This skills matrix helps the Governance Committee determine whether a particular Board member or candidate possesses one or more of the skill sets, as well as whether those skills and/or other attributes qualify him or her for service on a particular committee. The Governance Committee also considers a wide range of additional factors, including each director’s and candidate’s projected retirement date, to assist in Board succession planning; other positions the director or candidate holds, including other boards of directors on which he or she serves; and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent. While the Company does not have a formal policy on Board diversity, the Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board.

Potential Director Candidates

On an ongoing basis, the Governance Committee considers potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, shareholders and others (including individuals seeking to join the Board). Shareholders who wish to recommend candidates may contact the Governance Committee in the manner described in “Shareholder Communications to the Board.”  Shareholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Shareholder Proposals for Next Year’s Annual Meeting.” Shareholder-recommended candidates and shareholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Governance Committee in the same manner as the Governance Committee’s nominees.

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BOARD OF DIRECTORS

In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

DIRECTOR NOMINEES

CLASS III DIRECTORS— PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE IN 2025

Arnold Baskies, M.D.
Age: 72 Director Since: 2020	Committee Memberships: Nominating and Corporate Governance; Compensation	Other Public Directorships: Anixa Biosciences, Inc.
Business Leadership & Operations

Dr. Arnold Baskies has served as director since August 2020. From 2007 to 2010, Dr. Baskies served as the Chief Medical Officer for the American Cancer Society of New York and New Jersey and was elected President of the American Cancer Society (ACS) for New York and New Jersey in September 2010. In 2016, he served as Science Officer to the ACS National Board, and in 2017, he served as Chairman of the National Board of Directors of ACS. He currently serves on the Executive Committee of the Commission on Cancer and the Global Breast Cancer Initiative of the World Health Organization (WHO).  Dr. Baskies is the recipient of major awards in cancer research from the Society of Surgical Oncology, the American Radium Society, the Society of Head and Neck Surgeons and the American Cancer Society. In addition, he is a recipient of the St. George Medal from ACS, the recipient of the EPIC Award from the NJ Institute of Nursing and awarded the Silver Chalice Award from the American Cancer Society for his role in providing leadership in cancer prevention and treatment for the citizens of New Jersey. Dr. Baskies has maintained a medical practice in southern New Jersey for 44 years and is a Clinical Professor of Surgery at Rowan School of Medicine and Jefferson School of Nursing. He holds major state and national leadership roles in cancer prevention and treatment. He has personally treated over 5,000 patients with various types of cancer and performed over 10,000 surgical procedures. Dr. Baskies received his Bachelor of Arts degree summa cum laude, Phi Beta Kappa, at Boston University. He graduated from the Boston University School of Medicine and completed his surgical residency at Boston Medical Center and his fellowship in surgical oncology at the National Cancer Institute.

Life Sciences, Healthcare & Public Health
Medicine & Science

Skills & Qualifications: Dr. Baskies’ expertise in the life sciences industry and extensive medical experience provide him with the qualifications and skills to serve on our Board.

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BOARD OF DIRECTORS

Winston J. Churchill
Age: 81 Director Since: 2019	Committee Memberships: Audit; Compensation; Nominating and Corporate Governance	Other Public Directorships: Amkor Technology, Inc.; Societal CDMO, Inc., Innovative Solutions and Support, Inc.
Business Leadership & Operations

Winston J. Churchill has been a member of our Board since November 2019. Since 2007, Mr. Churchill has been a director of the corporate general partner of the common general partner of SCP Vitalife. He has also served as a managing member of SCP Vitalife Management Company, LLC, which by contract provides certain management services to the common general partner of SCP Vitalife. Since 1993, Mr. Churchill has served as the President of CIP Capital Management, Inc., the general partner of CIP Capital, L.P., an SBA-licensed private equity fund. Prior to that, Mr. Churchill was a managing partner of Bradford Associates, which managed private equity funds on behalf of Bessemer Securities Corporation and Bessemer Trust Company. From 1967 to 1983, Mr. Churchill practiced law at the Philadelphia firm of Saul Ewing, LLP, where he served as Chairman of the Banking and Financial Institutions Department, Chairman of the Finance Committee and was a member of the Executive Committee. Mr. Churchill is a director of Societal CDMO, Inc., or Societal CDMO, Innovative Solutions and Support, Inc., Amkor Technology, Inc. and various SCP Vitalife portfolio companies. He also previously served as a director of Griffin Industrial Realty from April 1997 until May 2016. In addition, he serves as a director on the boards of several charities and as a trustee of educational institutions including the Gesu School and Young Scholars Charter School, Inc. and is a Trustee Fellow of Fordham University and Trustee Emeritus of Georgetown University. From 1989 to 1993, Mr. Churchill served as Chairman of the Finance Committee of the Pennsylvania Public School Employees’ Retirement System. He was awarded a B.S. in Physics, summa cum laude, from Fordham University followed by an M.A. in Economics from Oxford University, where he studied as a Rhodes Scholar, and a J.D. from Yale Law School.

Finance & Accounting
Medicine & Science
Risk Management
Life Sciences, Healthcare & Public Health
Technology

Skills & Qualifications: Mr. Churchill’s insight into financial and investment matters from his experience in private equity investing in life sciences companies, his financial and corporate governance experience from serving on numerous public and private boards of directors, as well as his extensive knowledge of our business and history, contributed to our Board’s conclusion that he should serve as a director of our Company.

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BOARD OF DIRECTORS

CONTINUING DIRECTORS

CLASS I DIRECTOR —TERM EXPIRING AT THE 2023 ANNUAL MEETING OF SHAREHOLDERS

Gerri Henwood
Age: 69 Director Since: 2019	Committee Memberships: None	Other Public Directorships: None
Business Leadership & Operations

Gerri Henwood has served as our President and Chief Executive Officer and a director of the Company since 2019. Ms. Henwood previously served as the President and Chief Executive Officer of Societal CDMO, which she founded in 2008, until 2020. From 2006 to 2013, Ms. Henwood served as the President of Malvern Consulting Group, Inc., or MCG, a pharmaceutical incubator and consulting firm. From 1999 to 2006, Ms. Henwood was the President and Chief Executive Officer of Auxilium Pharmaceuticals, Inc., or Auxilium, a biopharmaceutical company she founded in late 1999. From 1985 to 1999, Ms. Henwood was the founder and Chief Executive Officer of IBAH, Inc., or IBAH, a contract research organization. Ms. Henwood began her career with Smith Kline & French, now part of GlaxoSmithKline plc. She rose through the ranks to be a brand manager, then the head of Regulatory and Medical Affairs for the U.S. business and then to the position of Group Director—Marketing in the International Pharmaceutical Division. Ms. Henwood previously served on the board of directors of Societal CDMO from 2008 until mid-January 2022, and Tetraphase Pharmaceuticals, Inc., a position she held from May 2015 until the first half of 2020. Ms. Henwood also served on the compensation committee of Tetraphase Pharmaceuticals, Inc. She served on the board of directors of Alkermes, Inc. and its successor company, Alkermes, plc, a global biopharmaceutical company, from 2003 until March 2015, and on the board of directors of MAP Pharmaceuticals, Inc., a biopharmaceutical company, from 2004 until its acquisition by Allergan, Inc. in March 2013. Ms. Henwood holds a B.S. in Biology from Neumann University.

Finance & Accounting
Life Sciences, Healthcare & Public Health
Pharmaceutical Marketing & Sales
International Business
Government, Regulatory & Public Policy
Risk Management
Medicine & Science

Skills & Qualifications: Ms. Henwood’s expertise in developing, financing and providing strong executive leadership to numerous biopharmaceutical companies, her strong background in pharmaceutical marketing and commercialization, clinical and product development and substantial knowledge of the pharmaceutical industry, her corporate governance experience as a board member of multiple publicly traded and privately held companies, as well as her extensive knowledge of our business, contributed to our Board’s conclusion that she should serve as a director of our Company.

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BOARD OF DIRECTORS

CLASS II DIRECTORS —TERMS EXPIRING AT THE 2024 ANNUAL MEETING OF SHAREHOLDERS

William L. Ashton
Age: 71 Director Since: 2019	Committee Memberships: Audit; Compensation (Chair); Nominating and Corporate Governance	Other Public Directorships: Spectrum Pharmaceuticals, Inc.; Societal CDMO, Inc.
Business Leadership & Operations

William L. Ashton has served as a director since 2019. Since the beginning of 2013, Mr. Ashton has been a principal at Harrison Consulting Group, Inc., a privately-held biopharmaceutical consulting firm. From August 2009 to June 2013, Mr. Ashton was the senior vice president of external affairs reporting to the president and an assistant professor at the University of the Sciences in Philadelphia, Pennsylvania. From August 2005 to August 2009, Mr. Ashton was the founding Dean of the Mayes College of Healthcare Business and Policy. Mr. Ashton has 29 years’ experience in the biopharmaceutical industry. From 1989 to 2005, Mr. Ashton held a number of positions at Amgen Inc., a biotechnology company, including vice president of U.S. sales and vice president of commercial and government affairs. Mr. Ashton currently serves on the boards of directors of Societal CDMO and Spectrum Pharmaceuticals, Inc. and has served on the boards of Galena Biopharma, Inc. and Sucampo Pharmaceuticals, Inc. He is also a member of the board of directors of the National Osteoporosis Foundation and Friends of the National Library of Medicine at the National Institutes of Health. Mr. Ashton holds a B.S., Education, from the California University of Pennsylvania and an M.A., Education, from the University of Pittsburgh.

Government, Regulatory & Public Policy
Risk Management
Academia
Life Sciences, Healthcare & Public Health
Pharmaceutical Marketing & Sales
Pharmaceutical Product Reimbursement

Skills & Qualifications: Mr. Ashton’s extensive experience with pharmaceutical and biological product commercialization, including developing and leading a commercial sales force, as well as his governance experience as a board member of public and privately-held companies, member of the National Association of Corporate Directors and his reimbursement expertise contributed to our Board’s conclusion that he should serve as a director of our Company.

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BOARD OF DIRECTORS

Andrew Drechsler
Age: 50 Director Since: 2020	Committee Memberships: Audit (Chair)	Other Public Directorships: N/A
Business Leadership & Operations

Andrew Drechsler has served as director since August 2020. Mr. Drechsler has also served as President of BioDrex since April 2017. From September 2017 to December 2021, Mr. Drechsler served as Chief Financial Officer of Provention Bio, a publicly-traded biopharmaceutical company dedicated to intercepting and preventing immune-mediated diseases. From 2012 to March 2017, Mr. Drechsler was the Chief Financial Officer at Insmed Incorporated, a publicly-traded biopharmaceutical company dedicated to improving the lives of patients with orphan pulmonary diseases. Prior to that, Mr. Drechsler was Chief Financial Officer at VaxInnate, a privately held biotechnology company, and Chief Financial Officer for Valera Pharmaceuticals, Inc. Mr. Drechsler received a B.S. in Accountancy from Villanova University, graduating Magna Cum Laude. He obtained his Certified Public Accountant license in the State of New Jersey and actively raises funds for and awareness of type one diabetes via the Juvenile Diabetes Research Foundation.

Finance & Accounting
Life Sciences, Healthcare & Public Health
Pharmaceutical Marketing & Sales
Government, Regulatory & Public Policy
Risk Management

Skills & Qualifications: Mr. Drechsler’s financial, accounting management and audit expertise, as well as his extensive executive leadership experience provide him with the qualifications and skills to serve on our Board.

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BOARD OF DIRECTORS

Wayne B. Weisman
Age: 66 Director Since: 2019	Committee Memberships: Audit; Compensation; Nominating and Corporate Governance (Chair)	Other Public Directorships: ReWalk Robotics Ltd.; Societal CDMO, Inc.
Business Leadership & Operations

Wayne B. Weisman has been a director of the Company since 2019. Since 2007, Mr. Weisman has been a director of the corporate general partner of the common general partner of SCP Vitalife. He has also served as a managing member of SCP Vitalife Management Company, LLC, which by contract provides certain management services to the common general partner of SCP Vitalife. He has also led the activities of SCP Private Equity Partners II, L.P., a venture capital fund of which he and Mr. Churchill are principals, in the life sciences area; these activities include investments in the United States and Israel. He has also led several other technology investments for SCP Private Equity Partners II, L.P. He has been a member of the investment committee of the Vitalife Life Sciences funds since their inception in 2002 and has worked closely with these funds since then. From 1992 to 1994, Mr. Weisman was executive vice president and member of the board of directors of a public drug delivery technology company. In addition, he also operated a management and financial advisory firm focusing on the reorganization and turnaround of troubled companies and began his career practicing reorganization law at a large Philadelphia law firm. Mr. Weisman possesses extensive experience in venture capital investing, particularly in the life sciences area. Mr. Weisman serves on the board of Societal CDMO, ReWalk Robotics Ltd. and on a number of private company boards. He is the vice chairman of the board of trustees of Young Scholars Charter School, where he served as chairman from 2010 to 2017. He is also an advisory board member of Mid-Atlantic Diamond Ventures, the venture forum of Temple University. Mr. Weisman holds a B.A. from the University of Pennsylvania and a J.D. from the University of Michigan Law School.

Finance & Accounting
Medicine & Science
Life Sciences, Healthcare & Public Health
International Business
Risk Management
Technology

Skills & Qualifications: Mr. Weisman’s leadership as a director of various pharmaceutical and healthcare companies, experience serving on the board of directors of life sciences companies, insight into the legal issues facing our business, as well as his in-depth knowledge of our business and history, contributed to our Board’s conclusion that he should serve as a director of our Company.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our shareholders and ensure Board and management accountability are key to our relationship with our shareholders. We strive to have regular, constructive conversations with our shareholders to better understand our shareholders’ priorities and perspectives.

Our governance practices are documented in our Amended and Restated Articles of Incorporation, as amended, or Articles, our Bylaws, our Code of Business Conduct and Ethics, or the Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of the Board, or the Committees. Aspects of our governance documents are summarized below. You can find our charters for each Committee and our Code of Conduct on our website at www.baudaxbio.com under “News & Investors—Governance—Governance Documents.”

BOARD INDEPENDENCE

Our Board has determined all of our directors, except for Ms. Henwood, are “independent” directors, as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.

BOARD LEADERSHIP STRUCTURE

The Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer, or CEO, and Chairman of the Board. It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of the Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Currently, our leadership structure separates the offices of CEO and Chairman of the Board with Ms. Henwood serving as our CEO and Mr. Altomari serving as Chairman of the Board. Mr. Altomari has informed us of his intention to resign form our Board, effective immediately following the Annual Meeting. Our Board intends to appoint a new Chairman of the Board prior to the effectiveness of Mr. Altomari’s resignation. Our Board believes that the separation of the positions of CEO and Chairman of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole.

BOARD COMMITTEES

Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Governance Committee. Each member of our Committees is an independent director as that term is defined by the Securities and Exchange Commission, or SEC, and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”

Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

RISK MANAGEMENT

Our Board oversees an enterprise-wide approach to risk management designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks we face and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of the full Board in setting our business strategy is a key part of its assessment of management’s appetite for risk and the determination of what constitutes an appropriate level of risk for the Company. The risk oversight process includes receiving regular reports from Committees and our executive officers to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations (including cyber-security), finance, legal, regulatory, strategic and reputational risk.

While the Board has the ultimate oversight responsibility for the risk management process, each Committee also has responsibility for risk management. Each Committee has been delegated the responsibility for the oversight of specific risks that fall within its areas of responsibility. For example:

•

The Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures.

•

The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risk for the Company.

•	The Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.

While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through Committee reports about such risks. Matters of significant strategic risk are considered by our entire Board.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

EVALUATING BOARD EFFECTIVENESS

The Board is committed to continuous improvement and annual self-evaluations are an important tool for evaluating effectiveness. The Board and each committee conduct a rigorous annual self-evaluation of their performance and effectiveness.

Process Begins	Evaluation	Presentation of Evaluation Results	Follow-Up

The Governance Committee initiates and oversees the Board evaluation process, which is conducted in the early part of the calendar year.

Each Committee begins an initial evaluation of its own effectiveness.

During the evaluation, the Governance Committee assesses several factors, including:

• Director independence and qualifications to serve on various Committees; and

• Committee chair assignments and membership rotations.

The Governance Committee also reviews the effectiveness of the overall evaluation process and considers whether to:

•   incorporate individual director evaluations into the process; or

•   conduct the evaluation through an external third-party provider.

		The results of the Board and Committees’ evaluations are presented, in executive session, at a subsequent Board meeting.	Any results requiring additional consideration are addressed at future Board and Committee meetings, as appropriate.

CODE OF CONDUCT

We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property and information and compliance with legal and regulatory requirements. The Code of Conduct and any amendments thereto, or any waivers of its requirements, will be disclosed on our website at www.baudaxbio.com.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Our director orientation programs familiarize new directors with the Company’s businesses, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. All other directors are also invited to attend the orientation programs. From time to time, management advises, or invites outside experts to attend Board meetings to advise the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at the Company’s expense.

ANTI-HEDGING AND ANTI-PLEDGING POLICY

Pursuant to our Insider Trading Policy, which applies to all officers, all directors and all employees of the Company and any of the Company’s subsidiaries, or the Covered Individuals, the Covered Individuals are prohibited from all

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts. Covered Individuals are also prohibited from holding any of the Company’s or its subsidiary’s securities in a margin account or selling “short” any of the Company’s or its subsidiary’s securities. These prohibitions also apply to family members living in the same household as Covered Individuals, as well as entities influenced or controlled by the Covered Individuals.

Pursuant to the Insider Trading Policy, the Covered Individuals are also prohibited from pledging any of the Company’s or its subsidiary’s securities to secure margin or other loans.

CORPORATE GOVERNANCE GUIDELINES

We have a written set of corporate governance guidelines that are designed to help ensure effective corporate governance of our Company. Our corporate governance guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, the annual evaluations of our Board and its Committees and succession planning. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our corporate governance guidelines are reviewed at least annually by the Governance Committee and amended by our Board when appropriate.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP

Director	Independence	Board	AC	CC	NCGC
Alfred Altomari	Yes	C	M	M	M
William Ashton	Yes	M	M	C	M
Arnold Baskies, M.D.	Yes	M		M	M
Winston Churchill	Yes	M	M	M	M
Andrew Drechsler	Yes	M	C
Gerri Henwood	No	M
Wayne Weisman	Yes	M	M	M	C
AC = Audit Committee	CC = Compensation Committee		C = Chair
NCGC = Nominating and Corporate Governance Committee			M = Member

During 2021, our Board held thirteen meetings, our Compensation Committee held eight meetings, our Audit Committee held six meetings and our Governance Committee held four meetings. During 2021, each director attended at least 75% of the meetings of the Board and meetings of each Committee on which he or she served. Although we do not have a formal policy regarding attendance by members of our Board at our Annual Meeting, we encourage all of our directors to attend. All of our directors attended our 2021 Annual Meeting of Shareholders.

Audit Committee

The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and financial reporting procedures, as well as such other matters as directed by the Board or the Audit Committee Charter.

Among other things, the Audit Committee’s responsibilities include:

•	appointing, retaining, compensating, overseeing, evaluating, and, when appropriate, terminating our independent registered public accounting firm;
•	discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	periodically reviewing policies and procedures with respect to data privacy and security we employ in conducting our business;
•	reviewing with management its assessment of our internal control over financial reporting, disclosure controls and procedures;
•	reviewing our Code of Conduct and recommending any changes to the Board;
•	overseeing our risk assessment and risk management processes;
•	reviewing the effects of regulatory initiatives in the areas of securities, accounting or tax, as well as off-balance sheet transactions and structures on our financial statements;
•

reviewing, approving, ratifying, prohibiting and/or monitoring all related party transactions, based on the standards set forth in our Related Party Transactions Policy and in accordance with applicable law and SEC and Nasdaq rules and regulations; and

•	preparing and approving the Audit Committee report required to be included in our annual proxy statement.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

The members of our Audit Committee are Messrs. Altomari, Ashton, Churchill, Drechsler (chair) and Weisman. All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq. Mr. Altomari and Mr. Drechsler also qualify as an “audit committee financial experts” within the meaning of SEC regulations. Effective immediately following the Annual Meeting, upon Mr. Altomari’s resignation, the Audit Committee will be comprised of Messrs. Ashton, Churchill, Drechsler (chair) and Weisman.

Nominating and Corporate Governance Committee

The Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at the next annual meeting of shareholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, our Governance Committee’s responsibilities include:

•	developing and submitting to the Board for its adoption a list of selection criteria for new directors to serve on the Board;
•

identifying, reviewing and evaluating candidates, including candidates submitted by shareholders, for election to the Board and recommending to the Board (i) nominees to fill vacancies or new positions on the Board and (ii) the slate of nominees to stand for election by the Company’s shareholders at each annual meeting of shareholders;

•

developing, recommending, and overseeing the implementation of and monitor compliance with, our corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to our corporate governance guidelines;

•

annually recommending to the Board (i) the assignment of directors to serve on each Committee; (ii) the chairperson of each Committee and (iii) the chairperson of the Board or lead independent director, as appropriate;

•

periodically assessing the appropriate size and composition of the Board as a whole, the needs of the Board and the respective committees of the Board, and the qualification of director candidates in light of these needs;

•	reviewing the adequacy of our Articles and Bylaws and recommending to the Board, as conditions dictate, amendments for consideration by the shareholders;
•	reviewing any proposals submitted by shareholders for action at the annual meeting of shareholders and make recommendations to the Board regarding action to be taken in response to each proposal;
•

evaluating the re-nomination and continuing service of incumbent directors, as impacted by factors including retirement, changes in principal employment or primary occupation, conflicts of interest and attendance; and

•

implementing policies with respect to governance risk oversight, assessment and management of risk associated with the independence of our Board and director nominees, potential conflicts of interest of members of our Board and our executive officers and the effectiveness of the Board and the Committees thereof.

The Governance Committee is responsible for identifying individuals that the Governance Committee believes are qualified to become Board members, as described above in the section entitled “Board Structure and Composition.”

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

The members of our Governance Committee are Mr. Altomari, Mr. Ashton, Dr. Baskies, Mr. Churchill and Mr. Weisman (chair). The Board has determined that all Governance Committee members are independent under the listing standards of Nasdaq. Effective immediately following, the Annual Meeting, upon Mr. Altomari’s resignation, the Governance Committee will be comprised of Mr. Ashton, Dr. Baskies, Mr. Churchill and Mr. Weisman (chair).

Compensation Committee

The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practice and shareholder interests, as well as such other matters as directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:

•

annually reviewing and recommending to the Board for approval the corporate goals and objectives applicable to the compensation of our CEO and other executive officers and evaluating at least annually our CEO’s and other executive officers’ performance in light of those goals and objectives;

•	reviewing the relationship between risk management policies and practices, corporate strategy and our compensation arrangements;
•	annually reviewing and approving our peer group for compensation benchmarking;
•	determining and approving our non-CEO executive officers’ compensation level (including salary, cash and equity-based incentive awards and any personal benefits);
•	recommending our CEO’s compensation level to the Board (including salary, cash and equity-based incentive awards and any personal benefits);
•

administering, or where appropriate, overseeing the administration of, executive and equity compensation plans and such other compensation and benefit plans that will be adopted by us from time to time;

•	determining stock ownership guidelines for our CEO and other executive officers and monitoring compliance with such guidelines, if deemed advisable by our Board or the Compensation Committee; and
•	overseeing risks and exposures associated with executive compensation plans and arrangements.

Our Compensation Committee has the authority to form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances.  Our Compensation Committee also has the authority to delegate to one or more of our executive officers the authority to make grants and awards to non-executive officers of the Company under our equity plans.

Our CEO annually reviews the performance of each of the other executive officers, including the other named executive officers. The CEO then recommends annual merit salary adjustments and any changes in annual or long-term incentive opportunities for other executives. The Compensation Committee considers our CEO’s recommendations in addition to data and recommendations presented by our executive compensation consultant.

The members of our Compensation Committee are Mr. Altomari, Mr. Ashton (chair), Dr. Baskies, Mr. Churchill and Mr. Weisman. The Board has determined that all Compensation Committee members are independent under the listing standards of Nasdaq, and that they are “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. Effective immediately following, the Annual Meeting, upon Mr. Altomari’s resignation, the Compensation Committee will be comprised of Mr. Ashton (chair), Dr. Baskies, Mr. Churchill and Mr. Weisman.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

Oversight of Compensation Consultant

In 2021, our Compensation Committee retained Pay Governance, LLC, or Pay Governance, as its independent compensation consultant to assist the Compensation Committee with the design of our executive compensation programs, as well as to provide objective advice on compensation practices and the competitive landscape for the compensation of the Baudax Bio executive officers. Pay Governance provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Pay Governance reports directly to the Compensation Committee, has direct access to Compensation Committee members, interacts with Baudax Bio management when necessary and appropriate and attends Compensation Committee meetings either in person or by telephone.

Pay Governance does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters. The Compensation Committee determined Pay Governance to be independent under the Nasdaq and SEC regulations.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2021 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

SHAREHOLDER ENGAGEMENT

Connect

Engaging with investors is fundamental to our commitment to good corporate governance and essential to maintaining strong corporate governance practices. We regularly seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.

Collaborate

We strive for a collaborative approach to shareholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.

Communicate

Our goal is to communicate with our shareholders through various platforms, including via our website at www.baudaxbio.com, in print and in person at investor presentations or shareholder meetings. We view communication between our shareholders and the Board as a dialogue.

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DIRECTOR COMPENSATION

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

COMPENSATION PROGRAM

The table below depicts our compensation program for our non-employee directors:

Compensation Elements – Non-Employee Director Compensation Program
Cash
Annual Cash Retainer	$40,000

Annual Committee Chair Retainer
Audit	$20,000
Compensation	$15,000
Nominating and Corporate Governance	$9,000
Committee Member Retainer
Audit	$10,000
Compensation	$7,500
Nominating and Corporate Governance	$5,000
Annual Non-Executive Chairman of the Board Cash Retainer	$30,000
Equity
Initial Equity Grant	571 restricted stock units, vesting 50% on the first anniversary of the date of grant and 50% on the second anniversary of the date of grant.
Annual Equity Retainer	$70,000 in restricted stock units and $65,000 in stock options, each vesting on the first anniversary of the date of grant.

The cash fees described above are paid on a quarterly basis. Our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and Committee meetings and related activities. Our only employee director, Ms. Henwood, receives no separate compensation for her service in such capacity.

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DIRECTOR COMPENSATION

DIRECTOR COMPENSATION 2021

The following table provides summary information regarding 2021 compensation to our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Total ($)
Alfred Altomari	92,500	65,058	70,000	227,558
William L. Ashton	70,000	65,058	70,000	205,058
Arnold Baskies, M.D.	52,500	65,058	70,000	187,558
Winston Churchill	62,500	65,058	70,000	197,558
Andrew Drechsler	60,000	65,058	70,000	195,058
Wayne B. Weisman	66,500	65,058	70,000	201,558

(1)

Reflects the grant date fair value determined in accordance with the Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation, or ASC 718. The assumptions made in these valuations are included in Note 14 of the Notes to the Annual Financial Statements included in our Annual Report on Form 10-K. As of December 31, 2021, (i) Messrs. Altomari, Ashton, Churchill and Weisman had stock options to purchase 3,367 shares of our common stock and 1,612 outstanding and unvested restricted stock units, and (ii) Dr. Baskies and Mr. Drechsler had stock options to purchase 2,380 shares of our common stock and 1,898 outstanding and unvested restricted stock units

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The Audit Committee works with our management in order to negotiate appropriate fees with KPMG and is ultimately responsible for approving those fees. The following is a summary of audit fees paid or payable to KPMG for each of our years ended December 31, 2021 and 2020, and the fees billed by KPMG for other services in each of those years, were as follows:

Service	2021	2020
Audit Fees	$466,712	$628,613
Audit-Related Fees	-	-
Tax Fees	$15,418	$12,264
Total	$482,130	$640,877

“Audit fees” represented the aggregate fees for professional services rendered for the audit of our consolidated and combined financial statements and the review of our quarterly financial statements on Form 10-K and Form 10-Q, respectively, that are customary under the standards of the Public Company Accounting Oversight Board (United States), and in connection with regulatory requirements. The amount also includes other services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements.

“Tax fees” consisted of fees related to tax compliance, tax planning and tax advice.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2021. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

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AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process.

Management is primarily responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm for the fiscal year 2021, KPMG LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with generally accepted accounting principles.

The Audit Committee and the chairman of the Audit Committee have met with management during fiscal year 2021 to consider the adequacy of the Company’s internal controls, and discussed these matters and the overall scope and plans for the audit of the Company with KPMG LLP. The Audit Committee also discussed with management and KPMG LLP the Company’s disclosure controls and procedures.

The Audit Committee has reviewed and discussed management’s assessment of the effectiveness of the Company’s internal controls and the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 with management. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communication with Audit Committees.” In addition, KPMG LLP has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the audit committee concerning independence, and the Audit Committee has discussed with KPMG LLP its independence.

The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and its management. Based on the considerations and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Audit Committee

Alfred Altomari

William Ashton

Winston Churchill

Andrew Drechsler (Chairman)

Wayne Weisman

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EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:

Name	Position	Age
Gerri Henwood	President, Chief Executive Officer	69
Richard S. Casten	Chief Financial Officer	48

Gerri Henwood – For biographical information for Gerri Henwood, see “Board of Directors – Continuing Directors.”

Richard S. Casten has served as our Chief Financial Officer since March 2021.

Previously, Mr. Casten served as Vice President, Controller and Treasurer of Lupin Pharmaceuticals, Inc., or Lupin, a transnational pharmaceutical company, where he managed Lupin’s U.S. accounting operations, financial reporting and enforcing accounting policies and procedures, from September 2016 until March 2021. From 2011 until 2016, Mr. Casten served in roles of increasing responsibility at Endo International plc, or Endo, a specialty pharmaceutical company, including Senior Director, Financial Planning and Analysis and Senior Director, Finance and Accounting. Prior to Endo, Mr. Casten served in various financial roles at Campbell Soup Company. Mr. Casten spent the initial ten years of his career in public accounting, primarily at Ernst & Young LLP, rising to a Senior Manager, Assurance and Advisory Business Services. He holds a B.S. in Business and Economics, with a major in Accounting, from Lehigh University and an M.B.A. from the Johnson School at Cornell University. Mr. Casten is a Certified Public Accountant in both Pennsylvania and California and is a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.

Mr. Casten will no longer be employed with the Company, effective on April 16, 2022. During the remaining period of his service, Mr. Casten will continue to serve as our Chief Financial Officer and will assist in the orderly transition of his duties to other Company personnel.

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EXECUTIVE COMPENSATION

In 2021, our named executive officers were Gerri Henwood, our President and CEO and Richard Casten, our Chief Financial Officer, beginning in March 2021.

In connection with our separation from Societal CDMO, formerly Recro Pharma, Inc., in November 2019, or the Separation, we also entered into a Transition Services Agreement with Societal CDMO, whereby we agreed that the named executive officers would continue to provide services to Societal CDMO for a twelve-month period following the Separation. In 2020, Societal CDMO reimbursed us for a portion of the compensation in respect to Ms. Henwood’s services (approximately 50% of each named executive officer’s 2020 cash compensation). For more information about the compensation paid by Societal CDMO to our named executive officers in respect of the services rendered to Societal CDMO before and after the Separation, see Societal CDMO’s proxy statement for its 2021 annual meeting of shareholders.

This section discusses the material components of the executive compensation program for our named executive officers.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers during the fiscal years ended December 31, 2021 and December 31, 2020:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(5)	Total ($)

Gerri Henwood President and Chief Executive Officer	2021	618,000	-	923,099(2)	89,836	-	43,535	1,674,470
	2020	308,654	-	162,286(3)	-	111,240	21,166	603,346
Richard S. Casten(6) Chief Financial Officer	2021	307,500	75,000	121,000(4)	210,594	65,813	42,020	821,927
	2020	-	-	-	-	-	-	-

(1)

Reflects the grant date fair value determined in accordance with ASC 718. The assumptions made in these valuations are included in Note 14 of the Notes to the Annual Financial Statements included in our 2021 Annual Report.

(2)	Reflects stock grants effectuated on January 20, 2021 and December 1, 2021.
(3)	Reflects stock grants effectuated on January 27, 2020.
(4)	Reflects stock grants effectuated on March 8, 2021.
(5)	These amounts consist of 401(k) matching contributions, the cost of medical benefits and life and disability insurance premiums.
(6)	Mr. Casten commenced employment with us on March 8, 2021.

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EXECUTIVE COMPENSATION

Non-Equity Incentive Plan Compensation

Each of our named executive officers are eligible to receive an annual performance bonus based on the achievement of pre-established corporate and/or individual objectives as determined by our Board and our Compensation Committee, in consultation with Pay Governance and upon review of the recommendations of our CEO for our other named executive officers. The Compensation Committee and the Board retained the discretion to make adjustments to the calculated bonus amount based on unexpected or unplanned events, the overall financial condition of the Company, extraordinary performance or underperformance or other factors deemed appropriate by the Compensation Committee and the Board. Each officer is assigned a target bonus expressed as a percentage of his or her base salary. Actual bonus payments may be higher or lower than the target bonus amount, as determined by our Board or Compensation Committee, based on the achievement of corporate and individual objectives. The target bonus amounts in 2021 for Ms. Henwood and Mr. Casten were 60% and 37.5% of their respective base salaries, or $370,800 for Ms. Henwood and $146,250 for Mr. Casten.

In determining the amount of performance bonus awards, our Compensation Committee determines the level of achievement of the corporate goals and individual goals in respect of our non-CEO executive officers and our Board determines the amount of performance bonus awards for our CEO. In determining the level of achievement for our other named executive officers, our Compensation Committee reviews and considers the recommendations of our CEO. These achievement levels are used to determine each named executive officer’s bonus.

For 2021, the Compensation Committee and the Board determined that each named executive officer’s performance bonus should be based principally on contribution towards the achievement of corporate goals. These goals primarily included achievement of revenue and sales targets for ANJESO, achievement of certain formulary milestones for ANJESO, increasing ANJESO awareness, raising capital to fund continued operations and managing cash to budget, out-licensing ANJESO or other pipeline candidates and completing pipeline development goals. The Compensation Committee and the Board determined that the percentage attainment of our corporate goals for 2021 was 75%. Our Compensation Committee approved, and, in the case of Ms. Henwood, our Compensation Committee recommended and our Board approved, 2021 annual bonus payments to each of Ms. Henwood and Mr. Casten in an amount equal to 0% and 45%, respectively, of their respective target bonus amounts.

QUALIFIED AND NON-QUALIFIED PLANS

We maintain a tax-qualified savings plan under Section 401(k) of the Internal Revenue Code. Employees who participate in the plan may make elective deferrals to the plan, subject to the limitations imposed by the Internal Revenue Code. In addition, we match 100% of employee deferrals under the plan, up to a limit of 5% of the employee’s eligible compensation (the eligibility compensation limit is established by the IRS annually and was $290,000 for 2021).

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EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2021

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2021:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of time-based vesting shares or units of stock that have not vested (#)	Market value of time-based vesting shares or units of stock that have not vested ($)(1)	Number of Performance-Based Vesting Shares or Units of Stock that Have Not Vested (#)	Market value of performance-based vesting shares or units of stock that have not vested ($)
Gerri Henwood
	2,623	2,624 (2)	$221.55	12/4/2029
	5,368	18,093 (3)	$59.50	12/21/2031
					1,837 (4)	$14,090
							15,126 (7)	$116,016
Richard S. Casten
	428	-	$42.35	3/7/2031
	1,365	5,920 (5)	$42.35	3/7/2031
					2,428 (6)	$18,623

(1)	The market value is based on the closing stock price of $7.67 on December 31, 2021 (the last trading date in the 2021 fiscal year).
(2)	This stock option vests in equal monthly installments over 48 months, beginning on December 5, 2019, subject to continued employment with us.
(3)	This stock option vests in equal monthly installments over 48 months, beginning on January 20, 2021, subject to continued employment with us.
(4)	These restricted stock units vest in four equal annual installments beginning December 5, 2019, subject to continued employment with us.
(5)

This stock option is an inducement grant under Nasdaq listing rule 5635(c)(4). The stock option vests in equal monthly installments over 48 months, beginning on March 8, 2021, subject to continued employment with us.

(6)

These restricted stock units are an inducement grant under Nasdaq listing rule 5635(c)(4). These restricted stock units vests in four equal annual installments beginning March 8, 2021, subject to continued employment with us.

(7)	This performance-based restricted stock unit may vest upon meeting certain future financial, clinical, and operational goals.

EMPLOYMENT AGREEMENTS

We entered into employment agreements with Ms. Henwood on February 12, 2020 and with Mr. Casten on March 8, 2021.

Compensation

Under these employment agreements, the annual base salary rate in effect for Ms. Henwood is $600,000 and for Mr. Casten is $390,000. In addition, the employment agreements provide that the named executive officers who remain employed with us are eligible to participate in our annual cash bonus program, with target bonus opportunities at 60% and 37.5% of Ms. Henwood and Mr. Casten’s base salaries, respectively.

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EXECUTIVE COMPENSATION

Restrictive Covenants

Under the employment agreements, the named executive officers are bound by a non-solicitation of employees and customers and a non-compete during their employment and the one-year period thereafter.

Termination and Severance

Pursuant to each of the employment agreements, if we terminate one of our named executive officer’s employment without cause (as defined below) or such named executive officer resigns for certain reasons described below within 12 months of a change of control (as defined below), such named executive officer will generally be entitled to receive:

(i) any accrued but unused vacation and paid time off and any earned but unpaid bonus in respect of the prior year, or the Accrued Benefits;

(ii) continuation of such named executive officer’s base salary and health insurance benefits (including for eligible dependents), at active employee rates, for a period of 12 months following the date of termination, with respect to Mr. Casten, and for a period of 18 months following the date of termination, with respect to Ms. Henwood;

(iii) a pro-rata annual bonus in respect of the fiscal year in which the effective date of termination occurs, to the extent such bonus is earned based on the applicable criteria, paid at the same time it would have otherwise been paid absent the named executive officer’s termination of employment; and

(iv) outplacement services for a period of 12 months following the date of termination, which shall not exceed $25,000.

If Ms. Henwood’s employment is terminated as a result of her disability or death, she or her estate will be entitled to receive:

(i) the Accrued Benefits;

(ii) continuation of Ms. Henwood’s base salary and health insurance benefits (including for eligible dependents) at active employee rates for a period of 12 months following the date of termination;

(iii) a pro-rata target bonus in respect of the fiscal year in which the effective date of termination occurs, paid within 30 days of termination.

If Mr. Casten’s employment is terminated as a result of his death, his estate will be entitled to receive:

(i) the Accrued Benefits;

(ii) continuation of Mr. Casten’s base salary and health insurance benefits (including for eligible dependents) at active employee rates for a period of 6 months following the date of termination;

(iii) a pro-rata target bonus in respect of the fiscal year in which the effective date of termination occurs, to be paid promptly.

The severance benefits described above are generally subject to the named executive officer’s execution of a release of claims in favor of the Company and its affiliates. If the severance and other benefits provided in a named executive officer’s employment agreement or otherwise payable to a named executive officer would be subject to excise tax under Section 280(G) of the Code, then the named executive officer’s severance benefits will be either delivered in full or delivered as to such lesser extent that would result in no portion of the severance benefits being subject to such excise tax, whichever results in the receipt by the named executive officer, on an after-tax basis, of the greatest portion of such total severance and other benefits.

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EXECUTIVE COMPENSATION

Cause

For purposes of the employment agreements, “cause” generally means a named executive officer’s (1) commission of an act of fraud or dishonesty against us; (2) willful failure to substantially perform his or her duties or material violation of the employment agreement, which failure or violation continues for 30 days or more following written notice to such named executive officer; (3) loss of any permit, license, accreditation or other authorization necessary for such named executive officer to perform his or her duties; (4) conviction of a felony or a plea of “no contest” to a felony; or (5) conduct that is likely, in the judgment of our Board, to materially adversely affect our reputation that continues for 5 days or more following written notice by us of such conduct.

Change of Control

For purposes of the employment agreements, a “change of control” shall generally be deemed to have occurred upon the happening of any of the following events: (1) the consummation by us of a plan of dissolution or liquidation; (2) the consummation of the sale or disposition of all or substantially all of our assets; (3) the consummation by us of a merger, consolidation or other shareholder-approved fundamental business transaction in which we are a participant with another entity where our shareholders, immediately prior to the referenced transaction, will not beneficially own, immediately after the referenced transaction, shares or other equity interests entitling such shareholders to more than 50% of all votes to which all equity holders of the surviving entity would be entitled in the election of directors; (4) a third party shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of our outstanding shares of the common stock; or (5) a majority of the Board shall have been members of the Board for less than twenty-four (24) months.

A named executive officer will receive the payments and benefits described above if he or she resigns within 12 months of a change of control, because we and/or our successor: (1) materially and adversely change such named executive officer’s status, responsibilities or perquisites; (2) reduce such named executive officer’s base salary, except as part of an across the board decrease in which such executive officer’s percentage reduction is not more than any other executive officer, or reduce such named executive officer’s target bonus opportunity; or (3) require such officer to be principally based at any office or location more than 50 miles from such named executive officer’s principal office prior to the change of control, subject to a 30 day cure period, in each case, if we fail to cure these circumstances within 30 days after receiving notice from the named executive officer of his or her basis to resign.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2020, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

EMPLOYMENT OF CERTAIN RELATED PERSONS

Mr. Chris Sharr, Ms. Henwood’s brother, has been our Vice President, Manufacturing since the Separation in November 2019. Mr. Sharr earned $388,109 in compensation in 2021, including base salary, bonus, equity compensation, which is determined in accordance with ASC 718, and any other compensation including 401(k) matching contributions, the cost of medical benefits and life and disability insurance premiums. The assumptions made in the valuation of Mr. Sharr’s equity compensation are included in Note 14 of the Notes to the Annual Financial Statements included in our 2021 Annual Report. Mr. Sharr’s compensation was approved by our Compensation Committee and Audit Committee.

Ms. Diane Myers, Ms. Henwood’s sister, has been our Senior Vice President, Regulatory and Quality since the Separation in November 2019. Ms. Myers earned $480,959 in compensation in 2021, including base salary, bonus, equity compensation, which is determined in accordance with ASC 718, and any other compensation including 401(k) matching contributions, the cost of medical benefits and life and disability insurance premiums.  The assumptions made in the valuation of Ms. Myers’ equity compensation are included in Note 14 of the Notes to the Annual Financial Statements included in our 2021 Annual Report. Ms. Myers’ compensation was approved by our Compensation Committee and Audit Committee.

Each of Ms. Myers and Mr. Sharr participate in our general welfare and benefit plans. Ms. Henwood does not have a material interest in the employment of Ms. Myers or Mr. Sharr, nor does she share a household with any of them. Our Compensation Committee and Audit Committee approve the compensation of all related persons.

FINANCING ARRANGEMENTS WITH ARMISTICE CAPITAL

Armistice Capital Master Fund, Ltd., or Armistice, is a related party due to the fact it owns, or has the right to acquire, 9.99% of our common stock.

November 2020 Registered Direct Offering

On November 22, 2020, we entered into a Securities Purchase Agreement with Armistice whereby Armistice purchased 81,429 shares of our common stock and warrants exercisable for an aggregate of 289,330 shares of common stock at an exercise price of $42.00 per share, at a combined offering price of $41.475 per share. We also offered and sold to Armistice pre-funded warrants to purchase an aggregate of 207,902 shares of common stock, at an exercise price of $0.35 per share in lieu of shares of common stock at Armistice’s election, at a purchase price of $41.125 per pre-funded warrant.

December 2020 Registered Direct Offering

On December 16, 2020, we entered into a Securities Purchase Agreement with Armistice whereby Armistice purchased 121,428 shares of our common stock and warrants exercisable for an aggregate of 294,298 shares of common stock at an exercise price of $41.30 per share at a combined offering price of $40.775 per share. We also offered and sold to Armistice pre-funded warrants to purchase an aggregate of 172,869 shares of common stock, at an exercise price of $0.35 per share in lieu of shares of common stock at Armistice’s election, at a purchase price of $40.425 per pre-funded warrant.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

January 2021 Warrant Exercise and Registered Direct Offering

On January 21, 2021, we entered into an inducement offer letter agreement with Armistice, pursuant to which we offered warrants exercisable for an aggregate of 294,298 shares of common stock at an offering price of $4.375 per warrant in exchange for the exercise of Armistice’s warrants that were issued to it on December 21, 2020, at an exercise price of $41.30 per warrant. The new warrants have an exercise price of $56.00 per share.

February 2021 Registered Direct Offering

On February 8, 2021, we entered into a Securities Purchase Agreement with certain institutional investors, including Armistice, pursuant to which we agreed to issue and sell, in a registered direct offering, 314,286 shares of our common stock, par value $0.01 per share at an offering price of $56.00 per share, including 71,428 shares which were sold to Armistice in such offering.

May 2021 Registered Direct Offering

On May 31, 2021, we entered into a Securities Purchase Agreement with certain institutional investors, including Armistice, pursuant to which we agreed to issue and sell, in a registered direct offering, 400,815 shares of our common stock, par value $0.01 per share at an offering price of $29.75 per share, including 240,488 shares which were sold to Armistice in such offering. We also offered and sold to Armistice warrants to purchase an aggregate of 240,488 shares of common stock, at an exercise price of $31.50 per share.

December 2021 Registered Direct Offering

On December 27, 2021, we entered into a Securities Purchase Agreement with certain institutional investors, including Armistice, pursuant to which we agreed to issue and sell, in a registered direct offering, 42,289.3 shares of our Series A Preferred Stock, par value $0.01 per share, with a stated value of $100.00 per share, including 24,000 shares which were sold to Armistice in such offering. We also offered and sold to Armistice warrants to purchase an aggregate of 205,714 shares of common stock, at an exercise price of $11.20 per share.

February 2022 Public Offering

On February 22, 2022, we entered into an Underwriting Agreement with H.C. Wainwright & Co., LLC, or Wainwright, pursuant to which we offered and sold, in a public offering, 1,831,631 shares of common stock, par value (ii) pre-funded warrants exercisable for an aggregate of 1,677,141 shares of common stock and (iii) warrants exercisable for an aggregate of 3,508,772 shares of common stock, with an exercise price of $3.25 per share at a public offering price of (i) $2.85 per share of common stock and accompanying warrant, and (ii) $2.84 for pre-funded warrant and accompanying warrant. Armistice participated in the offering and purchased 460,000 shares of common stock, 1,469,825 pre-funded warrants and 1,929,825 warrants to purchase common stock.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written related party transaction policy that governs the review and approval of related party transactions. This policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Pursuant to this policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable rules of Nasdaq and the SEC, whether such transaction requires pre-approval by the Audit Committee. If pre-approval is required, the proposed transaction will be reviewed at the next regular or special meeting of the Audit Committee, and we may not enter into a related party transaction unless the Audit Committee has specifically confirmed in writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. All of the transactions described

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

under “Certain Relationships and Related Party Transactions” in this Proxy Statement either were approved or ratified in compliance with this policy.

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EQUITY COMPENSATION PLAN INFORMATION

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and other rights	(b) Weighted- average exercise price of outstanding options and other rights(1)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	134,451 (2)	$81.52	93,376
Equity compensation plans not approved by security holders(4)	32,036 (3)	$52.04	-
Total	166,487	$75.85	93,376

(1)	Represents the weighted-average exercise price of outstanding stock options and does not include restricted stock units.
(2)

Consists of outstanding (i) options to purchase 100,460 shares of common stock and (ii) restricted stock units covering an aggregate of 33,991 shares of common stock. Shares of common stock in settlement of vested restricted stock units are deliverable within 30 days of the vesting date.

(3)

Reflects grants of stock options to purchase 24,958 shares of common stock and restricted stock units covering an aggregate of 7,078 shares of common stock that were “inducement grants” as defined under Nasdaq Listing Rule 5635(c)(4). The terms and conditions of each inducement grant are subject to the terms and conditions of Forms of Award Agreements filed with the Company’s 2020 Annual Report.

(4)

Our board of directors has not established any specific number of shares that could be issued without shareholder approval. Inducement grants to new key employees are determined on a case-by-case basis. Other than possible inducement grants, we expect that all equity awards will be made under shareholder-approved plans.

Other information with respect to this item is set forth in this Proxy Statement under the headings “Security Ownership of Directors, Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation,” and is incorporated herein by reference.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of March 29, 2022 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each named executive officer identified in the “Summary Compensation Table” above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.

The percentage of common stock outstanding is based on 6,412,979 shares of our common stock outstanding as of March 29, 2022. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of March 29, 2022 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
5% or Greater Shareholders
Armistice Capital Master Fund, Ltd.(1) 510 Madison Avenue, 22nd Floor New York, New York 10022	640,657	9.99%
Named Executive Officers and Directors
Gerri Henwood (2)	19,337	*
Richard S. Casten (3)	6,293	*
Alfred Altomari (4)	5,119	*
William L. Ashton (5)	4,816	*
Arnold Baskies, M.D. (6)	2,951	*
Winston J. Churchill (7)(8)	42,232	*
Andrew Drechsler (9)	2,665	*
Wayne Weisman (8)(10)	38,312	*
All executive officers and directors as a group (8 persons) (11)	88,595	1.4%

*	Less than 1%

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)

Amount of common stock beneficially owned includes 640,657 shares of common stock, held either outright or issuable upon the exercise of warrants. The warrants held by this shareholder include provisions that limit the exercise or conversion thereof, as applicable, to the extent such exercise would cause the holder, together with its affiliates and any other person acting together with it and its affiliates, to beneficially own a number of shares of common stock which would exceed 9.99% of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon the exercise of the warrant which have not been exercised. The shareholder may increase or decrease its beneficial ownership limitation upon giving notice to us, which such increase or decrease will not be effective until the 61st day after the notice is delivered to us. As a consequence of this beneficial ownership conversion cap and related limitation on the conversion and exercise of the warrants, the beneficial ownership of this shareholder is limited as indicated in the table. Armistice Capital Master Fund Ltd., is an investment advisory client of Armistice Capital, LLC. Steven Boyd is the managing member of Armistice Capital, LLC and is deemed to have dispositive and voting power with respect to the shares beneficially held by Armistice Capital Master Fund Ltd.

(2)

Ms. Henwood holds (i) 8,354 shares of our common stock, which includes 571 shares of our common stock held by Ms. Henwood’s husband, Thomas Henwood, and (ii) stock options to purchase 10,983 shares of our common stock that may be exercised within 60 days of March 29, 2022. As spouses, Mr. and Ms. Henwood may be deemed to beneficially own the shares of our common stock that are held by the other spouse. Mr. and Ms. Henwood disclaim beneficial ownership of the shares of our common stock that are held by the other spouse.

(3)	Mr. Casten holds 3,892 shares of our common stock and stock options to purchase 2,401 shares of our common stock that may be exercised within 60 days of March 29, 2022.
(4)	Mr. Altomari holds 1,752 shares of our common stock and stock options to purchase 3,367 shares of our common stock that may be exercised within 60 days of March 29, 2022.
(5)	Mr. Ashton holds 1,449 shares of our common stock and stock options to purchase 3,367 shares of our common stock that may be exercised within 60 days of March 29, 2022.
(6)	Dr. Baskies holds 571 shares of our common stock and stock options to purchase 2,380 shares of our common stock that may be exercised within 60 days of March 29, 2022.
(7)	Mr. Churchill holds 5,735 shares of our common stock and stock options to purchase 3,367 shares of our common stock that may be exercised within 60 days of March 29, 2022.
(8)

SCP Vitalife Partners II, L.P., or SCP Vitalife Partners, SCP Vitalife Partners (Israel) II, L.P., or SCP Vitalife Israel, SCP Vitalife II Associates, L.P., or SCP Vitalife Associates, SCP Vitalife II GP, LTD (SCP Vitalife GP), Winston J. Churchill, Jeffrey Dykan, Abraham Ludomirski and Wayne B. Weisman. SCP Vitalife Partners beneficially owns 24,833 shares of common stock and SCP Vitalife Israel beneficially owns 8,297 shares of common stock. As the general partner of SCP Vitalife Partners and SCP Vitalife Israel, SCP Vitalife Associates may be deemed to beneficially own 33,130 shares of common stock. As the general partner of SCP Vitalife Associates, SCP Vitalife GP may be deemed to beneficially own 33,130 shares of common stock. As directors of SCP Vitalife GP, Messrs. Churchill, Dykan, Ludomirski and Weisman may be deemed to beneficially own 33,130 shares of common stock. SCP Vitalife Partners shares dispositive and voting power with respect to the 33,130 shares of common stock owned. SCP Vitalife Israel shares dispositive and voting power with respect to the 33,130 shares of common stock owned. SCP Vitalife Associates, SCP Vitalife GP, Messrs. Churchill, Dykan, Ludomirski and Weisman have shared dispositive and voting power with respect to the aggregate 33,130 shares of common stock owned by SCP Vitalife Partners and SCP Vitalife Israel.

(9)	Mr. Drechsler holds 285 shares of our common stock and stock options to purchase 2,380 shares of our common stock that may be exercised within 60 days of March 29, 2022.
(10)	Mr. Weisman holds 1,815 shares of our common stock and stock options to purchase 3,367 shares of our common stock that may be exercised within 60 days of March 29, 2022.
(11)	Includes stock options to purchase 31,612 shares of our common stock that may be exercised within 60 days March 29, 2022.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. As a matter of practice, we assist many of our directors and all of our executive officers by preparing initial ownership reports and reporting ownership changes, and typically file these reports on their behalf. To our knowledge, based solely on our review of the copies of such reports filed electronically with the SEC and on written information given to us by the reporting persons, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with on a timely basis during the fiscal year ended December 31, 2021, except that, due to administrative errors, (i) one Form 4 for Gerri Henwood was filed late on December 14, 2021 and (ii) one Form 4 for Gerri Henwood was filed late on December 23, 2021.

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PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2025

At the Annual Meeting, our shareholders will vote on the election of two Class III director nominees named in this Proxy Statement as directors, each to serve until our 2025 Annual Meeting of Shareholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Arnold Baskies, M.D. and Winston Churchill for election to our Board at the Annual Meeting.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

The Audit Committee of the Board has appointed and engaged KPMG to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2022 fiscal year, and to perform audit-related services. KPMG has served as our independent registered public accounting firm since 2019.

Shareholders are hereby asked to ratify the Audit Committee’s appointment of KPMG as our independent registered public accounting firm for the 2022 fiscal year.

The Audit Committee is solely responsible for selecting our independent auditors. Although shareholder ratification of the appointment of KPMG to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek shareholders ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the shareholders do not ratify the appointment of KPMG, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of KPMG are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

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ITEMS TO BE VOTED ON (continued)

OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the shareholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Shareholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2023 Annual Meeting of Shareholders, shareholder proposals must be received by us no later than the close of business on December 1, 2022. If we change the date of the 2023 Annual Meeting of Shareholders by more than 30 days from the anniversary of this year’s Annual Meeting, shareholder proposals must be received no later than the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the shareholder to determine when the proposal was received by the Corporate Secretary) to the Corporate Secretary, Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

Shareholders intending to present a proposal or nominate a director for election at our 2023 Annual Meeting of Shareholders without having the proposal or nomination included in our proxy statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2023 Annual Meeting of Shareholders, our Corporate Secretary must receive the proposal or nomination no earlier than January 4, 2023 and no later than the close of business on February 3, 2023. The proposal or nomination must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. If the shareholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

SHAREHOLDER COMMUNICATIONS TO THE BOARD

Shareholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from shareholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

AVAILABILITY OF MATERIALS

Our 2021 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the internet at www.baudaxbio.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to President and Chief Executive Officer, Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355. In addition, it is available to beneficial and record holders of our common stock at www.proxyvote.com.

Notice of Annual Meeting of Shareholders and 2022 Proxy Statement | 38

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0000555729_1 R1.0.0.24 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Arnold Baskies, M.D. 02) Winston Churchill BAUDAX BIO, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/03/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BXRX2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/03/2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2022 fiscal year. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000555729_2 R1.0.0.24 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com BAUDAX BIO, INC. 2022 Annual Meeting of Shareholders May 4, 2022 - 9:00 AM EDT This proxy is solicited by the Board of Directors The undersigned hereby appoints Gerri Henwood and Jillian Dilmore, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BAUDAX BIO, INC. that the undersigned is entitled to vote at the 2022 Annual Meeting of Shareholders to be held virtually at 9:00 AM, EDT, on May 4, 2022 via www.virtualshareholdermeeting.com/BXRX2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side